UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2006 (February 28, 2006)
LPA HOLDING CORP.
(Exact name of registrant as specified in its charter)
See Table of Additional Registrants

Delaware (State or other jurisdiction of incorporation or organization)	333-56239-01 (Commission File Number)	43-1144353 (I.R.S. Employer Identification Number)
130 South Jefferson Street, Suite 300
Chicago, Illinois 60661
(312) 798-1200
(Address and Telephone Number of Registrant’s Principal Executive Office)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Additional Registrants

	Jurisdiction of	Commission	IRS Employer
Name	Incorporation	File Number	Identification No.
La Petite Academy, Inc.	Delaware	333-56239	43-1243221

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 7.01 Regulation FD Disclosure.
     On February 28, 2006, La Petite Academy, Inc. (“La Petite”), a wholly-owned subsidiary of LPA Holding Corp. (“Parent” and, together with La Petite, the “Company”) issued a press release announcing a call to discuss the Company’s earnings for the twelve and twenty-eight weeks ended January 14, 2006. The call will take place at 1:00 pm Eastern Standard Time on March 3, 2006. Participants in the United States and Canada can access the conference call by calling 877-865-1905, using the access code 6056966, or internationally by calling 706-758-9741 and using the same access code 6056966. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     On March 2, 2006, the Company issued a press release discussing its earnings for the twelve and twenty-eight weeks ended January 14, 2006 and reiterated the prior announcement that the Company will discuss information disclosed in that release and its previously filed Quarterly Reports on Form 10-Q on the call scheduled for March 3, 2006 at 1:00 pm Eastern Standard Time identified above. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
     (c)         Exhibits.

Number	Description of Exhibit
99.1	Press release dated February 28, 2006.
99.2	Press release dated March 2, 2006.
* * * * *
     This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding our future growth and profitability, growth strategy and trends in the industry in which we operate. These forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions. We can give no assurance that such forward-looking statements will prove to be correct. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are changes in economic, operational, demand or competitive factors, governmental actions and the additional factors and risks contained in the Company’s Annual Report on Form 10-K for the year ended July 2, 2005 filed with the SEC on September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LPA Holding Corp.
Dated: March 2, 2006
	By:	/s/ Neil P. Dyment
		Name:	Neil P. Dyment
		Title:	Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LPA Holding Corp.
Dated: March 2, 2006
	By:	/s/ Neil P. Dyment
		Name:	Neil P. Dyment
		Title:	Chief Financial Officer